V-ONE CORPORATION

                         CERTIFICATE OF DESIGNATIONS OF
                            SERIES C PREFERRED STOCK

               (Pursuant to Section 151 of the General Corporation
                          Law of the State of Delaware)


         V-ONE Corporation, a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 of the General Corporation Law of the State of Delaware (the "DGCL") DOES HEREBY CERTIFY:

         That pursuant to authority vested in the Board of Directors of the Corporation (the "Board") by the Amended and Restated Certificate of Incorporation of the Corporation, the Board, at a meeting of the Board dated September 8, 1999, adopted the following resolution:

               RESOLVED,  that  pursuant  to  authority  vested in the
          Board by the Amended and Restated Certificate of Incorporation of the Corporation and the DGCL, the Board does hereby provide for the creation of a new series of the Preferred Stock, $.001 par value, of the Corporation (the "Series C Preferred Stock") and determines the designation and number of shares which constitute such Series C Preferred Stock and the voting rights, preferences, limitations, special rights, if any, and other provisions of such Series C Preferred Stock as set forth on Exhibit A hereto.


         IN WITNESS WHEREOF, V-ONE Corporation has caused this certificate to be signed by David D. Dawson, its Chairman, President and Chief Executive Officer, as of the 9th day of September, 1999.

                                    V-ONE CORPORATION



                                    By: /s/ David D. Dawson
                                       ------------------------------
                                            David D. Dawson
                                            Chairman, President and
                                            Chief Executive Officer

                                    EXHIBIT A
                                       TO
                          CERTIFICATE OF DESIGNATION OF
                            SERIES C PREFERRED STOCK


1. DEFINITIONS. As used herein, the following terms shall have the following meanings:

      "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

      "Closing Bid Price" of any security on any date shall mean the closing bid price of such security on such date on the principal securities exchange or other market on which such security is listed for trading that constitutes the principal securities market for such security, as reported by such exchange or other market.

      "Common Stock" shall mean the Common Stock, $.001 par value, of the Corporation.

      "Corporation" shall mean V-ONE Corporation, a Delaware corporation.

      "Dividend Percentage" shall mean 10% prior to the fifth anniversary of the Issue Date, 12.5% commencing on the fifth anniversary and thereafter prior to the sixth anniversary of the Issue Date, and 15% commencing on the sixth anniversary of the Issue Date.

      "Initial Purchase Price" shall mean $26.25 per share.

      "Issue Date" of a share of Series C Preferred Stock shall mean the date on which the Corporation initially issues such share, regardless of the number of times the transfer of such share shall be made on the Corporation's stock transfer records and regardless of the number of certificates which may be issued to evidence such share.

      "Junior Stock" shall mean the Common Stock or any other class or series of the Corporation's capital stock ranking junior to the Series C Preferred Stock, as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up.

      "Liquidation Preference" shall mean, for each share of Series C Preferred Stock, $26.25.

      "Parity Stock" shall mean any class or series of the Corporation's capital stock having parity with and without preference or priority over the Series C Preferred Stock, as to the payment of dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be the same as, or different from, those of the Series C Preferred Stock.

      "Qualified Offering" shall mean an underwritten public offering of the Corporation's securities registered pursuant to the Securities Act if the Common Stock is sold in the offering at a per share price in excess of $6.50 and the gross proceeds of the offering to the Corporation exceed $20.0 million.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Series B Convertible Preferred Stock" shall mean the Series B Convertible Preferred Stock, $.001 par value, of the Corporation, issued on or about June 11, 1999.

      "Series C Preferred Stock" shall mean the Series C Preferred Stock, $.001 par value, of the Corporation.

      "Warrants" shall mean those certain Warrants to purchase shares of Common Stock initially issued on or around the Issue Date by the Corporation to the holders of shares of Series C Preferred Stock.

2. DESIGNATION AND AMOUNT. The shares of the Corporation's capital stock established hereby shall be designated as "Series C Preferred Stock", and the number of shares constituting the Series C Preferred Stock shall be 500,000 and shall not be subject to increase.

3. RANK. The Series C Preferred Stock shall rank (i) senior to the Common Stock and to the Series B Convertible Preferred Stock, now or hereafter issued, as to payment of dividends; (ii) senior to the Common Stock, now or hereafter issued, and on a parity with the Series B Convertible Preferred Stock, as to priority on distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary; and (iii) on a parity with or senior or junior to the shares of any other class of preferred stock (or series of preferred stock of such class) that the Board of Directors or the stockholders may from time to time authorize (provided that such other class or series of stock is permitted by or approved pursuant to, the terms of the Series C Preferred Stock), which class (or series thereof) by its terms ranks on a parity with or senior or junior to, respectively, the shares of Series C Preferred Stock.

4. DIVIDENDS.

      a. The holder of each share of Series C Preferred Stock shall be entitled to receive dividends ("Preferred Dividends") as and when declared by the Board, at an annual rate from and after the Issue Date equal to the Dividend Percentage multiplied by the sum of the Initial Purchase Price and, as of the last day of each calendar month after the Issue Date, the accrued and unpaid Preferred Dividends (if any) on such share. The Preferred Dividends shall accrue whether or not the Corporation shall have earnings, or there shall be funds legally available for the payment of such Preferred Dividends, until such Preferred
Dividends are paid. The amount of Preferred Dividends payable per share of Series C Preferred Stock for any period shorter than a full year shall be computed ratably on the basis of a 365-day year.

         b. The Preferred Dividends may be paid by the Corporation in cash or, at the Corporation's option, in shares of Common Stock, provided that the Corporation may not elect to pay a Preferred Dividend in shares of Common Stock unless: (i) it issues shares of Common Stock to all holders of Series C Preferred Stock in payment of such Preferred Dividend; (ii) the issuance of such shares of Common Stock in payment of the Preferred Dividend or the sale of such shares after issuance has been registered under the Securities Act or will be so registered prior to the payment thereof; (iii) such shares of Common Stock shall be valued, for purposes of the payment of the Preferred Dividend declared by the Board, at the average of the Closing Bid Price of the Common Stock on the five
(5) trading days immediately preceding the later of (x) the payment date of such Preferred Dividend and (y) the effectiveness of such registration under the Securities Act; and (iv) the Corporation shall have received an opinion of counsel selected by the Corporation and who is reasonably acceptable to the holders of at least 51% of the outstanding shares of Series C Preferred Stock (the cost of such counsel to be borne by the Corporation) to the effect that the receipt of such shares of Common Stock in payment of the Preferred Dividend will be tax free under Section 305 of the Internal Revenue Code of 1986, as amended.

      c.  So  long  as any  of the  shares  of  Series  C  Preferred  Stock  are outstanding, except as described in the immediately following sentence, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made directly or indirectly by the Corporation with respect to any class or series of Parity Stock for any period unless the full amount of accrued and unpaid Preferred Dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment on the Series C Preferred Stock. When Preferred Dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all Preferred Dividends declared upon the Series C Preferred Stock and all dividends declared upon any other class or series of Parity Stock shall be declared ratably in proportion to the respective amounts of dividends accrued and unpaid on the Series C Preferred Stock and accrued and unpaid on such Parity Stock.

      d. So long as any of the shares of Series C Preferred Stock are outstanding, until all Preferred Dividends are declared and paid on each share of Series C Preferred Stock, no dividends shall be declared or paid or set apart for payment by the Corporation and no other distribution of cash or other property shall be declared or made directly or indirectly by the Corporation with respect to any class or series of Common Stock or on any other Junior Stock for any period, nor shall the Corporation purchase, redeem or otherwise acquire for consideration any such Common Stock or Junior Stock, unless the full amount of accrued and unpaid Preferred Dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof has been or contemporaneously is set apart for such payment on the Series C Preferred Stock. If, at any time, the Corporation shall pay less than the total amount of Preferred Dividends then payable on the then outstanding Series C Preferred Stock, the aggregate payment to all holders of Series C Preferred Stock shall be distributed among all such holders so that an amount ratably in proportion to the respective Preferred Dividends due thereon shall be paid with respect to each outstanding share of Series C Preferred Stock.

      e. In addition to the rights set forth above, the holders of the Series C Preferred Stock shall be entitled to share pro rata in all dividends and other distributions (cash, stock or otherwise) when and if declared by the Board on or with respect to the Common Stock, as if the holders of Series C Preferred Stock had acquired on the Issue Date (and held at all relevant times) 10 shares of Common Stock for each share of Series C Preferred Stock issued and outstanding immediately before the dividend or other distribution in question; provided, however, that subsequent to the exercise of some or all of the Warrants attached to a share of Series C Preferred Stock, such rights will decrease in direct proportion to the increase in such holder of Series C Preferred Stock's right to pro rata participation in dividends and other distributions in respect of the Common Stock as a result of such exercise.

5. LIQUIDATION PREFERENCE.

      a. In the event of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, and the Corporation shall distribute, an amount per share of Series C Preferred Stock equal to the Liquidation Preference plus any unpaid accrued Preferred Dividends before any payment shall be made or any assets distributed to the holders of Junior Stock. If the assets and funds to be distributed among the holders of Series B Convertible Preferred Stock and Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire assets and funds of the Corporation legally available for distribution shall be distributed to such holders ratably in proportion to the relative amounts to which they are entitled. A consolidation or merger of the Corporation, after which the holders of Common Stock immediately prior to the consolidation or merger do not own at least 51% of the Common Stock (or of the economic interests in the entity surviving such consolidation or merger), the sale of all or substantially all of its assets, or a recapitalization or other transaction in which "beneficial ownership" of a majority of the Common Stock (or other stock of the Corporation entitled to vote generally in the election of the Board) is obtained by any "person" or "group" (such quoted terms to have the same meanings herein as under the Securities Exchange Act of 1934, as amended) will be deemed, at the election of the holders of the majority of outstanding shares of Series C Preferred Stock, as a liquidation or winding up for purposes of this Section 5.

      b. In addition to the rights set forth above, after full preferential payment has been made to holders of Series B Convertible Preferred Stock and Series C Preferred Stock in a liquidation (or a transaction treated as a liquidation under paragraph 5 a.), the holders of Series C Preferred Stock shall be entitled to participate pro rata in any distribution in respect of the Common Stock, as if the holders of Series C Preferred Stock had acquired on the Issue

Date (and held at all relevant times) 10 shares of Common Stock for each share of Series C Preferred Stock issued and outstanding immediately before the liquidation distribution; provided, however, that subsequent to the exercise of some or all of the Warrants attached to a share of Series C Preferred Stock, such rights will decrease in direct proportion to the increase in such holder of Series C Preferred Stock's right to pro rata participation in distributions in respect of the Common Stock as a result of such exercise.

6. VOTING RIGHTS. In addition to any other rights provided by law, each share of Series C Preferred Stock shall have the voting rights set forth in this Section 6.

      a. Except in connection with the election of the Board and as to matters provided for in Section 6.b. below, each holder of Series C Preferred Stock shall have the right to 10 votes per share held by such holder, and the holders of the Series C Preferred Stock shall vote together with the holders of Common Stock as a single class; provided, however, that subsequent to the exercise of some or all of the Warrants attached to a share of Series C Preferred Stock, such rights will decrease in direct proportion to the increase in such holder of Series C Preferred Stock's right to vote with holders of Common Stock as a result of such exercise.

      b. The affirmative vote or consent of the holders of at least 51% of the outstanding shares of Series C Preferred Stock, voting separately as a class, will be required for: (i) the voluntary liquidation, dissolution or winding up of the Corporation, and for any transaction (or agreement providing therefor) which could be deemed to be a liquidation or winding up for purposes of Section 5 above (except for a Permitted Transaction, as defined below); (ii) any issuance by the Corporation of securities (other than Series C Preferred Stock) which are senior to or on a parity with the Series C Preferred Stock as to dividend rights, rights upon liquidation or in any other material respect; (iii) the declaration or payment of a cash dividend on the Common Stock or any Junior Stock; and (iv) any amendment of the Corporation's Certificate of Incorporation or by-laws which would (a) amend or change the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of, the Series C Preferred Stock, (b) authorize, create or issue shares of any class of stock having preferences senior to or on a parity with the Series C Preferred Stock as to dividend rights, rights upon liquidation or in any other material respect,
(c) reclassify any outstanding shares into shares having preferences senior to or on a parity with the Series C Preferred Stock as to dividend rights, rights upon liquidation or in any other material respect, or (d) adversely affect the rights of the Series C Preferred Stock. The term "Permitted Transaction" shall mean a consolidation, merger, asset sale, recapitalization or similar transaction (x) which is consummated prior to the third anniversary of the first Issue Date and (y) in which, upon such consummation, the holders of Series C Preferred Stock receive consideration for each share of Series C Preferred Stock at least equal to $78.75 per share. For the purpose of determining if a Permitted Transaction has occurred, non-cash consideration shall only be deemed to have been received by the holders of Series C Preferred Stock if it consists of marketable securities, not subject to any transfer restrictions, of a class which is actively traded on a national securities exchange or the Nasdaq Stock Market and such securities shall be valued at their fair market value as determined by an investment banking or valuation firm designated by the holders of a majority of the outstanding shares of Series C Preferred Stock and reasonably acceptable to the Corporation.

      c. As long as at least 51% of the Series C Preferred Stock is outstanding, the holders of a majority of the outstanding shares of Series C Preferred Stock, voting separately as a class, shall have the right to elect one director to the Corporation's Board either at a special meeting of the holders of the Series C Preferred Stock, called as provided below, or at any annual or special meeting of the shareholders of the Corporation, or by written consent in lieu of a meeting. The director to be elected by the holders of the Series C Preferred Stock shall serve for a term extending from the date of election until the time of the next succeeding annual meeting of shareholders and until his successor has been elected. A director elected under Section 6(c) hereof shall not be subject to removal unless such removal is approved by the holders of a majority of the outstanding shares of Series C Preferred Stock; provided that, in the event that the Corporation's Board shall determine that such director, in his or her (as the case may be) capacity as such, has acted other than in good faith and in a manner the director reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the director's conduct was unlawful, then in such event, the Board may request that the holders of the Series C Preferred Stock replace such director. If at any time the directorship to be elected by the holders of the Series C Preferred Stock shall be vacant, the President (or any other officer) of the Corporation shall promptly call a special meeting of the holders of the shares of Series C Preferred Stock to be held for the purpose of electing a director to fill such vacancy. Such meeting shall be held at the earliest practicable date at the principal office of the Corporation. If such meeting shall not be called by the President (or any other officer) of the Corporation within ten (10) days after the occurrence of such vacancy, then the holders of record of at least 10% of the outstanding shares of Series C Preferred Stock may call such meeting at the expense of the Corporation, and upon the notice required for annual meetings of shareholders. Any holder of record of shares of Series C Preferred Stock shall have access to the stock books of the Corporation for the purpose of calling a meeting of shareholders pursuant to these provisions.

7. OPTIONAL CORPORATION REDEMPTION.

      a. The Corporation shall have the right to redeem the outstanding shares of Series C Preferred Stock in whole but not in part at any time: (i) after the third anniversary of the first Issue Date; (ii) upon the closing of a Qualified Offering; and (iii) on or prior to the third anniversary of the first Issue Date if the average of the Closing Bid Price of the Common Stock for any twenty (20) trading days during any thirty (30) trading days ending within five (5) trading days prior to the date notice of redemption is given pursuant to Section 7.b. below is at least equal to $3.9375.

      b. Written notice of redemption shall be given by the Corporation to the holders of Series C Preferred Stock by certified or registered mail, and shall designate a redemption closing date not less than 20 days or more than within 30 days from the date of the notice.

      c. The redemption price for each share of Series C Preferred Stock shall be (i) the greater of the Initial Purchase Price and the fair market value of each such share (determined by an investment banking or valuation firm designated by the holders of a majority of the outstanding shares of Series C Preferred Stock and reasonably acceptable to the Corporation), plus (ii) unless the redemption is completed contemporaneously with the closing of a Qualified Offering prior to the first anniversary of the first Issue Date, all unpaid Preferred Dividends accrued through the day immediately preceding the redemption closing date.

      d. The redemption price shall be paid in cash in full on the redemption closing date.

8. OPTIONAL HOLDER REDEMPTION.

      a. At any time after the date on which a holder (the "Redeeming Holder") of shares of Series C Preferred Stock has exercised all of the Warrants held by such Redeeming Holder, such Redeeming Holder shall have the right (the "Holder Redemption Right") to require the Corporation to redeem all (but not less than all) of such Redeeming Holder's then outstanding shares of Series C Preferred Stock.

      b. Written notice (the "Holder Redemption Notice") of a Redeeming Holder's exercise of such holder's Holder Redemption Right shall be given to the Corporation by the Redeeming Holder in person, by recognized overnight courier, or by certified or registered mail, which Holder Redemption Notice shall designate a redemption closing date (the "Holder Redemption Closing Date") not less than 5 days or more than within 10 days from the date of the Holder Redemption Notice.

      c. The redemption price (the "Holder Redemption Price") for each share of Series C Preferred Stock redeemed pursuant to this Section 8 shall be the Initial Purchase Price plus all unpaid Preferred Dividends accrued through the day immediately preceding the Holder Redemption Closing Date.

      d. The Holder Redemption Price shall be payable at the Corporation's option, either (i) in cash or (ii) in shares of Common Stock valued at the then current market price (the "Current Market Price") of a share of Common Stock on the trading day prior to the date that the Corporation receives the Holder Redemption Notice, which Current Market Price shall be determined by reference to the closing price, regular way, of a share of Common Stock as of such trading day on the Nasdaq Stock Exchange, or if the Current Market Price is not determinable based on the foregoing, the Current Market Price shall be an amount equal to the fair market value of a share of Common Stock as determined in good faith by the Corporation's Board; provided, however, that in no event shall the Current Market Price be less than (x) the closing price, regular way, of a share of Common Stock as of the Issue Date on the Nasdaq Stock Exchange or (y) the book value of a share of Common Stock as of the Issue Date. In the event that the Holder Redemption Price is to be paid in shares of Common Stock, the Holder Redemption Price shall be divided by the Current Market Price of a share of Common Stock determined as aforesaid in order to determine the number of shares of Common Stock payable by the Corporation in order to redeem the shares of Series C Preferred Stock being so redeemed, and, subject to the provisions of
Section 8(e) hereof with respect to fractional shares, such number of shares shall be issued by the Corporation and paid to the Redeeming Holder on the Holder Redemption Closing Date.

      e. No fractional shares of Common Stock shall be issued upon exercise of the Holder Redemption Right. Instead of any fractional shares of Common Stock which would otherwise be issuable upon exercise of the Holder Redemption Right, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price of a share of Common Stock multiplied by such fractional interest.

      f. All shares of Common Stock issued upon exercise of the Holder Redemption Right will, upon issuance, be original issue shares fully paid and nonassessable and free from all taxes, claims, liens, charges and other encumbrances with respect to the issue thereof. During the period within which the Holder Redemption Rights may be exercised, the Corporation will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the Holder Redemption Rights a sufficient number of original issue shares of its Common Stock to provide for the exercise of all Holder Redemption Rights. In addition, upon the exercise of any Holder Redemption Rights, the Corporation will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance, and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Holder Redemption Rights to the extent such shares can be listed.

9. REACQUIRED SHARES. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of the Series C Preferred Stock shall, upon their cancellation, and upon the filing of an appropriate certificate with the Secretary of the State of Delaware, become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board.